UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:
Common Stock, par value $0.001 per share

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4.	Proposed maximum aggregate value of transaction

5.	Total fee paid

☐
Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CHINA HOUSING & LAND DEVELOPMENT, INC.
6 Youyi Dong Lu, Han Yuan 4 Lou
Xi’An, Shaanxi Province
China 710054

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF CHINA HOUSING & LAND DEVELOPMENT, INC.:

The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

1.	Adoption of the China Housing & Land Development, Inc. 2007 Stock Incentive Plan.

The holders of approximately 53.2 % of our issued outstanding shares of our common stock have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about _____, 2007.

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our issued and outstanding common stock satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

No dissenter’s rights of appraisal are available under the Nevada Revised Stature or under our Articles of Incorporation or bylaws.

The accompanying Information Statement is for information purposes only and explains the material terms of the 2007 Stock Incentive Plan. Please read the accompanying Information Statement carefully.

____, 2007

By Order of the Board of Directors

Chief Executive Officer

CHINA HOUSING & LAND DEVELOPMENT, INC.
6 Youyi Dong Lu, Han Yuan 4 Lou
Xi’An, Shaanxi Province
China 710054

INFORMATION STATEMENT
July __2007

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about ___, 2007 to the stockholders of record of China Housing & Land Development, Inc. at the close of business on _____, 2007. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

This Information Statement is being furnished to you to inform you of the adoption of the 2007 Stock Incentive Plan by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 per share. The resolutions adopted by these stockholders give us the authority to take the following action:

1.	Adoption of the China Housing & Land Development, Inc. 2007 Stock Incentive Plan.

The Board of Directors of China Housing & Land Development, Inc. has adopted resolutions authorizing the taking of the action described above and recommended that the stockholders adopt resolutions approving such an action.

As of July 9, 2007, we had 30,067,208 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve the action described above in the absence of a meeting of stockholders. The requisite stockholder approval of the action described above was obtained by the execution of written consents in favor of such an action by the holders of approximately 53.2 % of the issued and outstanding shares of our common stock, allowing China Housing & Land Development, Inc. to take the proposed action on or about ____, 2007.

This Information Statement is first being mailed on or about ________, 2007. The expenses of mailing this Information Statement will be borne by China Housing & Land Development, Inc., including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

2007 STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

The Board of Directors (the “Board”) has adopted the 2007 Stock Incentive Plan (the “Plan”). The Board recommended that the Plan be adopted, assumed and approved by our stockholders. The holders of a majority of our outstanding common stock have given their consent to approve the adoption of the Plan.

The purpose of the Plan is to increase our ability to attract and retain talented employees, officers, consultants and directors and thereby enhance our growth and profitability. The Plan provides for the grant of awards of restricted stock to those of our employees, officers, consultants and directors as may be designated by the Board or the committee appointed by the Board. Awards of restricted stock are rights to receive shares of common stock which are subject to a substantial risk of forfeiture and restrictions on transferability.

Stockholder approval of the Plan and any amendment to the Plan increasing the number of shares available for issuance is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Information Statement as Exhibit 1. Stockholders are urged to read the actual text of the Plan in its entirety.

ADMINISTRATION OF THE PLAN

The Board or a committee appointed by the Board shall administer the Plan. The committee shall consist of such number of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) as may be required and each such non-employee director shall satisfy such requirements as may be necessary to qualify for exemptions under Rule 16b-3. To the extent required for compensation realized from the restricted stock issued under the Plan to be deductible by us or any of our subsidiaries pursuant to Section 162(m) of the Code, the members of such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m) of the Code. Subject to the express provisions of the Plan, the Board or the committee has the complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board or the committee has the authority to determine, among other things, the persons to whom awards of restricted stock will be granted, the number of shares to be granted, and the terms and conditions of each award, including the period during which an award will be subject to restrictions. In addition, the committee shall determine whether any such grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

SHARES AVAILABLE

The maximum aggregate number of shares of common stock that may be issued pursuant to awards of restricted stock under the Plan is 1,000,000 shares. No awards of restricted stock can be granted under the Plan after the earlier of the date that is ten (10) years after the date on which the Plan is adopted by the Board or approved by our stockholders. Shares underlying awards that expire or are forfeited will again be available for the grant of additional awards within the limits provided in the Plan. Appropriate adjustments will be made to the shares subject to outstanding awards in the event of any reorganization, recapitalization, share split or other change in out capital structure to account for the changed circumstances. Shares granted to satisfy awards under the Plan may be authorized and unissued shares, or shares held in our treasury.

RESTRICTED STOCK AWARDS

Under the terms of the Plan, an award will be made in the form of restricted stock. All shares of restricted stock are subject to the following restrictions: (i) except as provided below, all restricted stock will be forfeited to us unless the recipient of the restricted stock remains in our employ or service during the restriction period established by the Board or committee; and (ii) during such restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the shares of restricted stock. Certificates representing restricted stock granted under the Plan will be held by us in escrow until the restrictions lapse and the shares vest. Upon the grant of restricted stock, the recipient will have the rights of a stockholder with respect to such restricted stock, including the right to vote the restricted stock and, unless otherwise determined by the Board or the committee, the right to receive all dividends and other distributions paid or made with respect to the restricted stock.

Generally, unless the Board or committee determines otherwise, upon a participant’s termination of employment for any reason other than death, disability or retirement, restricted stock that has not vested is immediately forfeited to us.

The Board or committee may at any time, and from time to time, modify or amend the plan, except that unless approved by the stockholders: (i) the maximum number of shares of restricted stock which may be issued under the Plan may not be increased (except in the event of a stock split or other adjustment described above); or (ii) the requirements as to eligibility for participation in the Plan may not be modified.

SECTION 162(m) PROVISIONS

Awards to any participant whom the committee determines to be a “covered employee” under Section 162(m) of the Code may be subject to restrictions, including the establishment of performance goals, as necessary for the award to meet the requirements for performance-based compensation under Section 162(m). The committee shall establish performance goals in the case of an award of restricted stock intended to qualify for the performance-based compensation exception of Section 162(m) of the Code within the time period and in accordance with the requirements prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

TRANSFERABILITY

Awards under the Plan generally are not transferable other than by will or by the laws of descent and distribution, and, during the lifetime of the participant, only the participant or his or her duly appointed guardian or personal representative may sell the shares.

GRANTS OF RESTRICTED STOCK AWARDS

Subject to the terms and conditions of the Plan, the table below sets forth the estimated benefits under the Plan for each of our Chief Executive Officer, two most highly paid executive officers, all current executive officers as a group, all non-employee directors as a groups and all other non-executive employees as a group.

NEW PLAN BENEFITS
2007 Stock Incentive Plan
Name and Position	Maximum Dollar Value ($)	Maximum Number of Units
Lu Pingji Chairman Chief Executive Officer	N/A	405,835 shares
Feng Xiaohong Chief Operating Officer and Director	N/A	101,962 shares
Xiao Genxiang Chief Administrative Officer and Director	N/A	88,558 shares
All current executive officers as a group	N/A	596,355 shares(added Mr. Lu , Mr, Xiao and Mr.Feng together)
Non-Executive Director Group	N/A	0
Non-Executive Officer Employee Group	N/A	153,645 shares

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. Federal income tax consequences of awards of restricted stock made under the Plan, based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local or foreign tax consequences. The following summary of tax information is not tax advice.

Restricted Stock

Generally, the recipient of a restricted stock award will not recognize any taxable income at the time he or she is granted shares of restricted stock. At the time the restricted stock vests, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the vested shares over any amount paid by the recipient in exchange for the shares. The recipient’s basis for the determination of gain or loss on a subsequent disposition of such shares will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares vest. Any gain or loss recognized on a subsequent disposition of the shares will be short-term or long-term capital gain, depending on the length of time the recipient holds the shares. At the time of vesting, we will be entitled to a tax deduction in the amount of ordinary income recognized by the recipient, subject to the limitations of Section 162(m) of the Code. A recipient may elect to file a special tax election under Section 83(b) of the Code with the Internal Revenue Service, within 30 days of his or her receipt of the restricted stock award, to recognize ordinary income at the time the recipient receives the award in an amount equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares. The recipient’s basis for determining gain or loss on a subsequent disposition of the shares as to which a Section 83(b) election has been made will be the amount which the recipient so included income. Any gain or loss recognized by the recipient on a subsequent disposition of the shares which were subject to the Section 83(b) election will be short-term or long-term capital gain or loss, depending on the length of time since the date of the award. If, however, the recipient forfeits an award upon a termination of employment or service prior to vesting, the recipient will generally not be entitled to deduct any loss upon such forfeiture even though he or she may have been required to include an amount in income by virtue of the Section 83(b) election. At the time income is recognized by the recipient, we will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.

The Plan is designed to meet the requirements for exemptions from coverage under Section 409A of the Code governing nonqualified deferred compensation. Subject to the restrictions on amendment and termination set forth above, the Company is expressly authorized to take such actions as may be necessary to avoid adverse tax consequences thereunder.

Section 162(m) Limitations

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to “covered employees” in excess of $1,000,000 in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. The Plan has been designed to permit the committee to grant restricted stock awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a federal income tax deduction in connection with such awards. Future changes in Section 162(m) of the Code or related regulations may adversely affect our ability to ensure that awards of restricted stock issued under the Plan will continue to qualify as “performance-based compensation” that is fully deductible by us under Section 162(m) of the Code.

BOARD OF DIRECTORS’ RECOMMENDATIONS
AND STOCKHOLDER APPROVALS

On July 11, 2007, our board of directors considered and unanimously approved the 2007 Stock Incentive Plan described in this Information Statement, and recommended that the stockholders adopt such an action. The affirmative consent of the holders of a majority of China Housing & Land Development, Inc.’s issued and outstanding shares of common stock was required to approve the action described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of the action described in this Information Statement was obtained by the execution of written consents in favor of such an action by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing China Housing & Land Development, Inc. to take the proposed action on or about ___, 2007.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our officers, directors or their respective affiliates may benefit from the implementation of the 2007 Stock Incentive Plan, as set forth in this Information Statement in their capacities as officers and employees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

  The following table set forth information regarding the number of shares of common stock of China Housing & Land Development, Inc., beneficially owned on July 6, 2007, by:

•	each person who is known by China Housing & Land Development, Inc. to beneficially own 5% or more of the common stock of China Housing & Land Development, Inc.;

•
each of the directors and the “named executive officers”, as such term is defined in Item 4.03 of Regulation S-B, of China Housing & Land Development, Inc., and the directors and executive officers as a group.

Name of Beneficial Owner (1)	Percentage of Beneficially Owned (2)	Common Stock (2)

Lu Pingji	3,539,500	11.80%
Wang Yulong	32,000	0.11%
Xiao Genxiang	465,000	1.55%
Feng Xiaohong	600,000	2.00%
Shi Zhiyong	120,000	0.40%
All officers and directors as a	4,756,500	15.85%
group (5 persons)

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Xian Tsining Housing Development CO., Ltd., 6 Youyi Dong Lu, Han Yuan 4 Lou, Xi'An, Shaanxi Province, China 710054.

(2) Applicable percentage ownership is based on 30,067,208 shares of common stock outstanding as of June 22, 2007, together with securities exercisable or convertible into shares of common stock within 60 days of June 22, 2007 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of June 22, 2007 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the U.S. Securities and Exchange Commission on March 17, 2007 (Commission File No. 0-8980), is incorporated in its entirety by reference into this Information Statement.

As the requisite stockholder vote for the action described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

By Order of the Board of Directors

Pingji LU
Chief Executive Officer ___, 2007

INDEX OF EXHIBITS

Exhibit 1:   2007 Stock Incentive Plan.

Exhibit 2:   FORM OF RESTRICTED STOCK AGREEMENT.

CHINA HOUSING AND LAND DEVELOPMENT, INC.

2007 STOCK INCENTIVE PLAN

1.	PURPOSE OF PLAN

The purpose of the China Housing and Land Development, Inc. 2007 Stock Incentive Plan (the “Plan”) is to assist China Housing and Land Development, Inc. (the “Company”) and its Subsidiaries in the continued employment or service of officers, employees, consultants and directors by offering them a greater stake in the success of, and a closer identity with, the Company and its Subsidiaries through the grant of Restricted Stock, and to aid in attracting individuals whose employment or services would be helpful to the Company and its Subsidiaries and would contribute to their success.

2.	DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth herein unless the context clearly indicates otherwise:

(a)	“AWARD” means an award of Restricted Stock which is granted pursuant to the terms of Paragraph 6, and includes any Performance-Based Award granted pursuant to the terms of Paragraph 7.

(b)
“BENEFICIARY” means a person or entity designated in writing by a Grantee on such forms and in accordance with such terms and conditions as the Board or the Committee may prescribe, to whom such Grantee’s rights under the Plan shall pass in the event of the death of the Grantee.

(c)	“BOARD” means the Board of Directors of the Company.

(d)	“CODE” means the Internal Revenue Code of 1986, as amended from time to time, and related Treasury Department regulations and pronouncements.

(e)	“COMMITTEE” means the committee described in subparagraph 4(a).

(f)	“DATE OF GRANT” means the date on which Shares are granted.

(g)
“DISABILITY” means a determination of disability under the Social Security Act, or, if applicable, under any long-term disability plan sponsored by the Company or any Subsidiary in which the Grantee participates.

(h)	“EFFECTIVE DATE” means the effective date of this Plan, as provided in Paragraph 21.

(i)	“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(j)	“EXPIRATION DATE” shall have the meaning set forth in Paragraph 21.

(k)	“GRANTEE” means a person who has been granted an Award of Shares under the Plan and executed a Restricted Stock Agreement as required under subparagraph 6(b).

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(l)	“PERFORMANCE-BASED AWARDS” shall have the meaning set forth in subparagraph 7(a).

(m)	“RESTRICTED STOCK” means the Shares granted under the Plan which are subject to certain restrictions and to a substantial risk of forfeiture as set forth in an Award.

(n)	“RESTRICTED STOCK AGREEMENT” shall mean the agreement between the Company and the Grantee with respect to Restricted Stock awarded hereunder.

(o)
“RULE 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act and related pronouncements, as such rule or any successor rule may be in effect from time to time.

(p)	“SHARES” means shares of common stock, par value $.001 per share, of the Company.

(q)	“SUBSIDIARY” means any business entity that, at the time in question, is a subsidiary of the Company, within the meaning of Section 424(f) of the Code.

3.	SHARES SUBJECT TO PLAN

(a)
Maximum Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to the grant of Awards is 1,000,000 Shares, subject to adjustment in accordance with the provisions of subparagraph 3(b). Shares which may be issued pursuant to Awards made under the Plan may be authorized and unissued Shares, or Shares held in the treasury. Shares previously granted pursuant to Awards, but which are forfeited pursuant to Paragraph 6 below, shall be available for future Awards.

(b)
Adjustment Provisions. In the event of a merger, reorganization, consolidation, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends) or other change in corporate structure affecting the Shares, an equitable substitution or proportionate adjustment shall be made in (1) the aggregate maximum number of Shares reserved for issuance under the Plan, and (2) the number and kind of Shares or other securities subject to outstanding Awards granted under the Plan, in each case, as may be determined by the Committee or the Board, in its sole discretion.

4.	ADMINISTRATION OF PLAN

(a)
Administration. The Plan shall be administered, and the grant of Shares under this Plan shall be approved in advance, by the Board, or if the Board by resolution so decides, by a committee (the “COMMITTEE”) appointed by the Board from among its members. The Committee shall consist of such number of “non-employee directors” (as defined in Rule 16b-3) as may be required and each such non-employee director shall satisfy such requirements as may be necessary to qualify for exemptions under Rule 16b-3. To the extent required for compensation realized from the Shares issued under the Plan to be deductible by the Company or any Subsidiary pursuant to Section 162(m) of the Code, the members of said Committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m) of the Code.

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(b)
Duties and Rights of Committee. The Board or the Committee shall have the power and authority, subject to the provisions of the Plan, to prescribe, amend and rescind such rules and regulations as it may deem necessary or advisable for the proper administration of the Plan. The Board or the Committee shall, subject to the provisions of the Plan, have sole and exclusive power and discretion to interpret, administer, implement and construe the Plan and full authority to make all determinations and decisions thereunder including, without limitation, the authority and discretion to: (i) determine the persons to whom, and the time or times at which, Awards will be granted, (ii) determine the number of Shares to be granted pursuant to each Award, (iii) determine the terms and conditions of each Award, including the restrictions applicable to the Shares, (iv) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Section 162(m) of the Code may be delegated to any other person or agent), (v) prescribe any legends to be affixed to certificates representing Shares granted or issued under the Plan, and (vi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, a Restricted Stock Agreement, and any related documents. The administration, interpretation, construction and application of the Plan and any provisions thereof made by the Board or the Committee shall be final, conclusive and binding upon all persons interested in the Plan, including Grantees, Beneficiaries and other persons claiming rights from or through a Grantee. No member of the Board or the Committee shall be personally liable for any action taken or for any determination made in good faith in connection with the administration, interpretation, construction or application of the Plan.

5.	ELIGIBILITY

Awards of Restricted Stock may be granted only to those officers, employees, consultants and directors of the Company or its Subsidiaries as the Board or the Committee may select from time to time.

6.	AWARDS OF RESTRICTED STOCK

(a)
Nature of Award. Awards shall consist of Shares which are issued by the Company to a Grantee at no cost or at a purchase price determined by the Board or the Committee, but which are subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board or Committee may impose.

(b)
Award Agreements. Each Award shall be evidenced by a Restricted Stock Agreement, in such form and substance satisfactory to the Board or the Committee, that shall specify the terms of the restrictions, the number of Shares subject to the grant, the purchase price for the Shares, if any, the form of consideration that may be used to pay the purchase price of the Shares, and such other general terms and conditions, including performance goals, as the Board or the Committee shall determine. The Board or the Committee may condition an Award upon a Grantee’s execution and delivery of one or more stock powers in blank to the Company.

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(c)
Terms and Conditions of Restricted Stock Awards. Awards of Restricted Stock are subject to the following terms, conditions and restrictions, which, except as otherwise provided herein, need not be the same for each Grantee, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any other agreement, as the Board or the Committee deems desirable:

(i)
Time of Grant. All Awards shall be granted within ten (10) years from the date on which the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(ii)
Restriction Period. The duration of the restriction period and the condition or conditions upon which such restrictions will lapse (and upon which the restriction period shall end) shall, except as otherwise provided herein, be determined by the Board or the Committee at the time each such grant is made and will be set forth under the subject Restricted Stock Agreement.

(iii)
Grant of Restricted Stock. Shares granted in the form of Restricted Stock shall be registered in the name of the Grantee but deposited with the Company at the time the Award is granted. The Grantee shall not be entitled to delivery of a certificate representing his or her ownership of such Shares until the expiration or termination of the restricted period. Furthermore, the Shares subject to an Award granted hereunder may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until termination of the applicable restriction period or for such period of time as shall be established by the Board or the Committee and specified in this Plan or the applicable Restricted Stock Agreement.

(iv)
Lapse of Restrictions. Subject to the provisions of the Plan and the Award, restrictions upon Shares subject to an Award shall lapse at such time or times and on such terms and conditions as the Committee may determine and as are set forth in the Restricted Stock Agreement. The Board or the Committee may, in its sole discretion, waive, in whole or in part, any remaining restrictions with respect to such Grantee’s Award.

(v)
Forfeiture of Shares. A Grantee who fails to satisfy the terms, conditions or restrictions relating to the Restricted Stock prior to the lapse, satisfaction or waiver of such restrictions and conditions, as set forth in the Restricted Stock Agreement, shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the Grantee, if any, or of such other amount as may be specifically set forth in the Restricted Stock Agreement. In the event that the Company requires a return of Shares, it shall also have the right to require the return of all dividends or distributions paid on such Shares.

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(vi)
Section 83(b) Election. If a Grantee makes an election pursuant to Section 83(b) of the Code with respect to an Award to include the fair market value of any Shares in gross income while they are still subject to restrictions, the Grantee shall file, within 30 days following the date of grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83(b) of the Code.

(vii)
Section 409A of the Code. The Awards under this Plan, and all rights related thereto (including dividend rights) are intended to meet the requirements for exclusion from coverage under Section 409A of the Code dealing with nonqualified deferred compensation and all Awards will be construed and administered accordingly.

(viii)
Termination of Status. The transfer of an employee, officer, consultant or director from one corporation to another among the Company and any of its Subsidiaries shall not be deemed a termination of employment or of service as an employee, officer, consultant or director for purposes of the Plan, unless a provision to the contrary is expressly stated by the Board or the Committee in a Grantee’s Restricted Stock Agreement.

7.	RESTRICTED STOCK AWARDS GRANTED UNDER CODE SECTION 162(m)

(a)
The Committee, which for purposes of this Paragraph 7 shall be comprised of two or more outside directors meeting the requirements of Section 162(m) of the Code, may designate from time to time, in its discretion, certain Awards as granted pursuant to Section 162(m) of the Code, the release of which will be conditioned upon the attainment of certain performance targets (the “PERFORMANCE-BASED AWARDS”). Such Performance-Based Awards must comply with the additional requirements set forth in this Paragraph 7.

(b)
Each Performance-Based Award shall be based upon the attainment of specified levels of pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance-Based Award may be subject to goals and restrictions in addition to the performance requirements.

(c)
For each Performance-Based Award, the Committee shall (i) select those persons who shall be eligible to receive a Performance-Based Award, (ii) determine the applicable performance period, (iii) determine the target levels of performance, and (iv) determine the number of Shares subject to a Performance-Based Award to be granted to each selected Grantee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Performance-Based Award relates (or within the permissible time period established under Section 162(m) of the Code) and while the outcome of the performance goals and targets is uncertain. The performance criteria applicable to Performance-Based Awards shall be any one or more of the following criteria, in each case as specified by the Committee: (i) annual net profits, (ii) average annual growth in earnings per share; (iii) increase in share-owner value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on share-owners’ equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) attainment of strategic or operational initiatives.

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(d)
Except as otherwise provided in the terms of the Award, Shares awarded in the form of Performance-Based Awards shall be eligible for release as soon as administratively practicable following completion of the performance period. Such Shares shall be released only if the Committee certifies in writing that the performance targets have been achieved during the performance period. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance-Based Award.

(e)
Performance-Based Awards granted pursuant to this Paragraph 7 are intended to qualify as performance-based compensation under Section 162(m) of the Code, and shall be administered and construed accordingly.

8.	EFFECT OF TERMINATION

Except as otherwise determined by the Board or the Committee at the time of grant or as provided in a Restricted Stock Agreement, upon termination of employment or service with the Company or any Subsidiary, or cessation of membership on the Board, for any reason during the restriction period, all Shares still subject to restriction shall be immediately forfeited by the Grantee and transferred to and reacquired by the Company. Notwithstanding the foregoing, the Board or the Committee, in its sole discretion, may provide in the event of a Grantee’s Disability, death or retirement, or in cases of special circumstances, for the continuation of an Award subject to such continuing restrictions or may waive or change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Performance-Based Award, but the Committee may specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of employment or service by the Grantee or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance-Based Awards.

9.	RIGHTS AS A SHAREHOLDER

Upon the issuance to the Grantee of an Award of Shares hereunder, the Grantee shall have all the rights of a shareholder with respect to such Shares, including the right to vote the Shares, and, unless otherwise determined by the Board or the Committee, the right to receive all dividends and other distributions paid or made with respect thereto. The right to receive such dividends shall cease and be forfeited at such time, if any, as the Shares to which the dividends relate are forfeited hereunder.

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10.	ISSUANCE OF STOCK CERTIFICATES.

(a)
Timing of Delivery. The Company shall not be required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions, to the extent applicable: (i)(A) such Shares have been listed (or authorized for listing upon official notice of issuance) on each securities exchange upon which the outstanding Shares at the time are listed or (B) if the outstanding Shares are quoted on The Nasdaq Stock Market, Inc. such Shares have been approved for quotation thereon; (ii) the completion of any registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Board or the Committee in its sole discretion deems necessary or advisable; and (iii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Board or the Committee shall in its sole discretion determine to be necessary or advisable. The Company shall use commercially reasonable efforts to effect such listing or reporting and compliance as promptly as practical.

(b)
Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable federal or state securities law or any other applicable federal or state law, and shall bear any restrictive legends the Committee may deem appropriate.

(c)
Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Shares represented by the Restricted Stock Agreement may be held in book entry form with the Company’s transfer agent until the restrictions lapse in accordance with the conditions established by the Board or the Committee pursuant to Paragraph 6 hereof, or until the shares of stock are forfeited.

11.	PLAN NOT TO AFFECT EMPLOYMENT

Nothing in this Plan or any Restricted Stock Agreement shall confer upon any employee, officer, consultant or director of the Company or a Subsidiary any right to continue in the employment or service of the Company or its Subsidiaries, or affect the right of the Company or its Subsidiaries to terminate the employment or service of any such employee, officer, consultant or director at any time with or without cause.

12.	WITHHOLDING

The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Award. The Company may require the Grantee to satisfy any relevant tax requirements before authorizing any issuance of Shares to the Grantee.

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13.	NONTRANSFERABILITY OF AWARDS

No Shares subject to Awards granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of by the Grantee, whether voluntarily or by operation of law, other than by will or the laws of descent and distribution, and any attempt to do so will cause such Shares to be null and void. During the lifetime of the Grantee, Shares shall be sold only by the Grantee or the Grantee’s duly appointed guardian or personal representative. Upon the death of a Grantee, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Shares in accordance with the provisions of this Plan.

14.	COMPLIANCE WITH FOREIGN LAWS GOVERNING STOCK INCENTIVES

Notwithstanding anything in the Plan to the contrary, with respect to any Grantee who is resident outside of the United States, the Board or the Committee may, in its discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of local law or to meet the goals and objectives of the Plan, and may, in its discretion, establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. The Board or the Committee may, where it deems appropriate in its discretion, establish one or more sub-plans of the Plan for these purposes.

15.	SEVERABILITY

In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

16.	SUCCESSORS

All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

17.	RULE 16b-3 COMPLIANCE

This Plan is intended to comply with all applicable conditions of Rule 16b-3. All transactions involving any Grantee subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such Grantees.

18.	AMENDMENT OR TERMINATION OF THE PLAN

The Board may terminate the Plan at any time, and may amend or modify the Plan at any time and from time to time, provided, however, that no such amendment or termination of this Plan shall materially and adversely affect any Award granted to a Grantee prior to the date of such amendment or termination without the written consent of the Grantee or other person then entitled to receive Shares under such Award. Any amendment of this Plan that would (a) increase the aggregate number of Shares which may be issued under this Plan or (b) modify the requirements as to eligibility for participation in this Plan, shall be effective only if such amendment is approved by the shareholders of the Company within twelve months before or after the date on which such amendment is adopted by the Board and, if required, is also approved by any securities and stock exchange regulatory authorities having jurisdiction over the Shares.

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19.	SECURITIES LAWS

The Board or the Committee shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then existing rules and regulations of the Securities and Exchange Commission and the applicable laws and regulations of any other jurisdiction. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms.

20.	EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective on July 11, 2007, the date the Plan was adopted by the Board, and, unless sooner terminated by the Board, shall expire on the date that is ten years after the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the Company’s shareholders, whichever is earlier (“EXPIRATION DATE”). No Shares granted under the Plan shall become vested unless and until the Plan shall have been approved by the Company’s shareholders within twelve months before or after the date the Plan is adopted by the Board, and no Shares may be granted under the Plan following the Expiration Date.

21.	GOVERNING LAW

The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Restricted Stock Agreement shall be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to principles of conflicts of laws.

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